Exhibit 10.44

Promissory note and mortgage from Syms Corp to Marcy Syms dated April 1, 2001


                                 PROMISSORY NOTE

$800,000                                                   New York, New York
                                                           April 1, 2001



     FOR VALUE RECEIVED, the undersigned, MARCY SYMS MERNS, as Trustee under the Marcy Merns Revocable Trust dated January 12, 1990 (hereinafter referred to as "Maker"), having an address at 205 West 57th Street, New York, New York 10019, hereby unconditionally PROMISES TO PAY to the order of SYMS CORP, a New Jersey corporation (hereinafter collectively referred to as "Payee"), having an address at Syms Way, Secaucus, New Jersey 07094 or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of up to EIGHT HUNDRED THOUSAND AND 00/100 DOLLARS ($800,000) as hereinafter provided.

     The principal sum of this Note shall be payable in accordance with the following provisions: Interest on the outstanding principal sum shall accrue from and including the date hereof at the rate of 5.43% per annum and shall be payable on each April 1st hereafter and until the 10th anniversary thereof (the "Maturity Date"), at which time the entire outstanding principal sum and all accrued and unpaid interest shall be due and payable.

     Notwithstanding the foregoing, this Note may be prepaid in whole or in part, without penalty or premium, at any time prior to the Maturity Date.

     This Note shall be secured by a first mortgage lien on the premises (and any improvements made thereto) known as 14 Twin Ponds Lane, Bedford Hills, New York 10507 (the "Premises") granted by Maker in favor of Payee (the "Mortgage"). A default under the Mortgage shall be deemed a default under this Note.

     This Note has been executed, delivered and accepted in New York, New York and shall be interpreted, governed by, and construed in accordance with the internal laws of the State of New York, without regard to New York choice of law principals.

                                                 /s/ MARCY SYMS MERNS
                                                -----------------------
                                                   Marcy Syms Merns,
                                                       as Trustee

The undersigned, as the beneficiary of the Marcy Syms Merns Revocable Trust dated January 12, 1990, hereby guarantees the prompt payment and performance of all obligations, covenants and duties owing by the Maker to Payee of any kind or nature, present or future, pursuant to this Note, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expense of Payee incurred in the documentation, negotiation, modification enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses.

                                                 /s/ MARCY SYMS MERNS
                                                -----------------------
                                                   Marcy Syms Merns,

THIS MORTGAGE, made as of 1st day of April, two thousand and one


BETWEEN Marcy Syms Merns, as Trustee under the Marcy Merns Revocable Trust dated January 12, 1990, having an address at 205 West 57th Street, New York, New York 10019

                                            HEREIN REFERRED TO AS THE MORTGAGOR,

AND

Syms Corp., a New Jersey corporation, having an address at Syms Way, Secaucus, New Jersey 07094

                                            HEREIN REFERRED TO AS THE MORTGAGEE,


WITNESSETH, that to secure the payment of an indebtedness in the sum of Eight Hundred Thousand ($800,000) DOLLARS, lawful money of the United States, to be paid on the 1st day of April 2011 with interest thereon to be computed from 1st day of April 2001, AT THE RATE OF 5.43 per centum per annum, and to be paid annually on April 1 of each year through the maturity date according to a certain bond, note or obligation bearing even date herewith, the mortgagor hereby mortgages to the mortgagee ALL that certain real property described on Schedule "A" attached hereto and made a part hereof.

AND the mortgagor covenants with the mortgagee as follows:

1. That the mortgagor will pay the indebtedness as hereinbefore provided.

2. That the mortgagor will keep the buildings on the premises insured against loss by fire for the benefit of the mortgagee; that he will assign and deliver the policies to the mortgagee; and that he will reimburse the mortgagee for any premiums paid for insurance made by the mortgagee on the mortgagor's default in so insuring the buildings or in so assigning and delivering the policies.

3. That no building on the premises shall be removed or demolished without the consent of the mortgagee.

4. That the whole of said principal sum and interest shall become due at the option of the mortgagee: after default in the payment of any installment of principal or of interest for twenty days; or after default in the payment of any tax, water rate, sewer rent or assessment for thirty days after notice and demand; or after default after notice and demand either in assigning and delivering the policies insuring the buildings against loss by fire or in reimbursing the mortgagee for premiums paid on such insurance, as hereinbefore provided; or after default upon request in furnishing a statement of the amount due on the mortgage and whether any offsets or defenses exist against the mortgage debt, as hereinafter provided.

5. That the holder of this mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver.

6. That the mortgagor will pay all taxes, assessments, sewer rents or water rates, and in default thereof, the mortgagee may pay the same.

7. That the mortgagor within six days upon request in person or within fifteen days upon request by mail will furnish a written statement duly acknowledged of the amount due on this mortgage and whether any offsets or defenses exist against the mortgage debt.

8. The notice and demand or request may be in writing and may be served in person or by mail.

9. That the mortgagor warrants the title to the premises.

10. That the mortgagor will, in compliance with Section 13 of the Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

This mortgage may not be changed orally.

IN WITNESS WHEREOF, this mortgage has been duly executed by the mortgagor.


                              /s/ MARCY SYMS MERNS
                              --------------------------------------------
                              Marcy Syms Merns, as Trustee under the
                              Marcy Merns Revocable Trust dated January 12, 1990




STATE OF NEW JERSEY,

COUNTY OF HUDSON

On the 2nd day of April 2001, before me came

to me known, who, being by me duly sworn, did depose and say that he resides at

in                               ; that he is
the                      of
the corporation described in and which
executed, the foregoing instrument; that
he knows the seal of said corporation; that the
seal affixed to said instrument is such corporate
seal; that it was so affixed by order of the Board
of                   said corporation; and that
   he signed his name thereto by like order.




STATE OF NEW YORK,

COUNTY OF

On the     day of       in the year 2001, before
me, the undersigned personally appeared,
Marcy Syms Merns, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

              /s/ RICHARD A. TEREO
              ------------------------------
              Signature and Office of Individual
              taking acknowledgment

              RICHARD A. TEREO
              NOTARY PUBLIC OF NEW JERSEY
              MY COMMISSION EXPIRES
              MARCH 6, 2006